NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

Supplement to the Joint Prospectus and Socially Responsive Portfolio Prospectus dated May 1, 2000

Socially Responsive Portfolio

The fourth paragraph under the heading "Goal and Strategy" in the Prospectus is revised to read as follows:

The portfolio normally invests at least 80% of its total assets in equity securities, all of which are selected in accordance with its social policy. When a stock no longer meets the portfolio's investment criteria, the managers will consider selling it.

              The date of this Supplement is December 19, 2000



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NEUBERGER BERMAN
ADVISERS MANAGEMENT TRUST

Supplement to the Statement of Additional Information dated May 1, 2000

Guardian Portfolio

Guardian Portfolio may write (sell) covered call options and may write (sell) and purchase put options. Accordingly, the first sentences after the headings "Investment Information-Additional Investment Information-Call Options on Securities", and "Investment Information-Additional Investment Information-Put Options on Securities" are revised to add reference to Guardian Portfolio.

Liquid Asset Portfolio

The  following  sentence  is added after the second  sentence  under the heading
"Investment   Information-Additional   Investment  Information-Other  Investment
Companies":

The Liquid Asset Portfolio may invest in shares of other money market funds.

              The date of this Supplement is December 19, 2000